Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2020
Related Party Transactions
Schedule of related party transactions

	Year Ended December 31,

	2020	2019	2018
Revenue:
Stockholder A(1)	$465	$(3,514)	$9,447
Stockholder B	7,008	1,391	508
Stockholder C	764	6,148	18
Stockholder D	46	—	—

	December 31,
	2020	2019
Accounts receivable:
Stockholder A	$—	$9
Stockholder B	3,085	1,404
(1)	The 2019 amounts included a $4.1 million refund, net of taxes, the Company issued to entities affiliated with the stockholder in October 2019 and accrued as of September 30, 2019, in order to compensate them for unforeseen challenges associated with the use of certain new products purchased from the Company in 2018. The products purchased by these entities in 2018 were still under development at the time and the Company felt it appropriate to compensate these early purchasers for working with a new product.